Summary Prospectus Supplement

July 1, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 1, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2021

Real Assets Portfolio (the "Fund")

As previously announced in a supplement to the Summary Prospectus filed on June 22, 2021, Sergei Parmenov will serve as a portfolio manager of the Fund effective August 31, 2021. Mr. Parmenov's title is Managing Director of Morgan Stanley Investment Management (Australia) Pty Limited.

Accordingly, effective August 31, 2021, the table in the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Mark A. Bavoso	Managing Director	Since inception
Cyril Moullé-Berteaux	Managing Director	August 2021
Sergei Parmenov	Managing Director	August 2021 of MSIM Australia

Please retain this supplement for future reference.

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